UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2008

Alphatec Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52024	20-2463898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5818 El Camino Real

Carlsbad, CA 92008

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (760) 431-9286

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition.

On October 13, 2008, Alphatec Holdings, Inc. (the “Company”) issued a press release announcing its preliminary financial results for the third quarter ended September 30, 2008 and other corporate events. Also on October 13, 2008, the Company held a conference call to discuss these preliminary results. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference. A copy of the transcript of the conference call is furnished as Exhibit 99.2 and is incorporated herein by reference.

The information contained in this Current Report, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless it is specifically incorporated by reference therein.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Press release dated October 13, 2008 reporting the Company’s preliminary financial results for the third quarter ended September 30, 2008 and other corporate events.

Exhibit 99.2	Transcript of conference call held on October 13, 2008 at 5:30 a.m. PT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alphatec Holdings, Inc.

By:	/s/Ebun S. Garner, Esq.
Name: Ebun S. Garner, Esq.
Title: General Counsel and Vice President

Date: October 17, 2008

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated October 13, 2008 reporting the Company’s financial results for the third quarter ended September 30, 2008 and other events.

99.2	Transcript of conference call held on October 13, 2008 at 5:30 a.m. PT.